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                                                                    Exhibit 10.2
                             ASSIGNMENT AGREEMENT
                             --------------------

     THIS ASSIGNMENT AGREEMENT (the "Agreement") is made as of the 1st day of December, 1993 between Household Bank, f.s.b. (the "Assignor") and Household Bank (SB), National Association (the "Assignee").

                                  BACKGROUND
                                  ----------

     A. Any capitalized terms used herein which are not defined herein and which are defined in the Receivables Purchase Agreement (as defined below) shall have the meanings ascribed to them in the Receivables Purchase Agreement.

     B. Pursuant to the terms and conditions of the Receivables Purchase Agreement dated as of April 30, 1993 (as amended by Amendment No. 1 thereto on June 1, 1993, the "RPA") between Household Affinity Funding Corporation ("Funding") and the Assignor, Assignor has agreed, among other things, to sell certain Receivables from time to time to Funding and that such Receivables will be transferred by Funding to the Trust.

     C. Assignor hereby desires to transfer to Assignee and Assignee hereby desires to acquire from Assignor all of Assignors interest in the RPA in accordance with the terms set forth in this Agreement.

     NOW THEREFORE, in consideration of the mutual premises herein contained and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, Assignor and Assignee covenant and agree as follows:

                            Section 1:  ASSIGNMENT
                            ----------------------

     (a) Assignor hereby grants, bargains, sells, assigns, transfers and sets over all of its interests in and rights under the RPA and delegates all of its obligations under the RPA to Assignee as of the date hereof, and Assignee hereby purchases and takes an assignment of all of such interests and rights and hereby assumes all of Assignor's risks, duties, obligations and liabilities as the "Bank" under the RPA as of the date hereof. Effective as of the date hereof, the Assignee shall be deemed to be the "Bank" under the RPA.

     (b) The relationship between the Assignor and Assignee is and shall be that of a purchaser and seller of a property interest and not a creditor-debtor or other similar relationship.

     (c) The sale and assignment set forth herein shall be without recourse by the Assignee to the Assignor of any nature whatsoever on account of any Person failing to remit any payment due under his/her Account pursuant to the terms of the applicable Credit Card
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Agreements. The Assignor shall hereby be released from all of its obligations under the RPA which arise on or after the date hereof.

                  Section 2:  REPRESENTATIONS AND WARRANTIES
                  ------------------------------------------

     (a) The Assignor hereby represents and warrants to the Assignee as follows:

          (i) This Agreement has been duly authorized, executed and delivered by it and constitutes the valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with its terms except as such enforcement may be subject to (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and (C) limitations imposed by the Financial Institutions Reform, Recovery and Enforcement Act or other laws relating to or affecting the enforcement of creditors' rights, or by the rights of the Office of Thrift Supervision, the Federal Deposit Insurance Corporation, the Resolution Trust Corporation or creditors of federal savings banks.

          (ii) The execution and delivery of this Agreement do not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute a material default under, any indenture, contract, agreement or other instrument to which the Assignor is a party.

     (b) The Assignee hereby represents and warrants to the Assignor as follows:

          (i) The Assignee is a national banking association organized and existing under the laws of the United States of America.

          (ii) This Agreement has been duly authorized, executed and delivered by the Assignee and constitutes the valid and binding obligation of the Assignee enforceable against the Assignee in accordance with its terms, except that such enforcement may be subject to (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and (C) limitations imposed by the Financial Institutions Reform, Recovery and Enforcement Act or
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          other laws relating to or affecting the enforcement of creditors'
          rights, or by the rights of the Office of Thrift Supervision, the Federal Deposit Insurance Corporation, the Resolution Trust Corporation, the Office of the Comptroller of the Currency or creditors of national banking associations.

          (iii) The Assignee is an affiliate of the Assignor and is owned directly or indirectly by Household International, Inc.

                             Section 3:  COVENANTS
                             ---------------------

     (a) As of the date hereof, the Assignee shall assume all of the obligations, risks and liabilities of the "Bank" under the terms and provisions of the RPA, and the Assignee hereby expressly confirms all of such obligations, risks and liabilities and acknowledges, agrees and consents to the terms and provisions of the RPA (including, without limitation, (i) the obligation to make the representations and warranties required by Sections 4.1 and 4.2 of the RPA for each Addition Date occurring on or after the date hereof; provided that the representations contained in Section 4.1(a) shall be deemed to be modified as of the date hereof in order that the Assignee shall represent that it is a national banking association in lieu of a federal savings bank).

     (b) The Assignee acknowledges that (i) it has performed and will continue to perform its own analysis and its own investigation of the risks involved in the transactions contemplated hereby and to enter into this Agreement and it has not and will not rely on the Assignor with respect thereto, (ii) it has reviewed the terms of the Amended and Restated Pooling and Servicing Agreement dated as of August 1, 1993 among Household Affinity Funding Corporation, Household Finance Corporation and The Bank of New York, and (iii) the Assignor has not made and shall not at any time be deemed to make any representation or warranty, express or implied, with respect to or have any responsibility with respect to the Credit Card Agreements.

     (c) From and after the date hereof, the Assignor shall promptly remit to the Assignee, or to any Person as directed by the Assignee (including the Trustee), all payments that it may receive on or after the date hereof in connection with the Accounts and the right to receive Interchange and Recoveries allocable to the Accounts.

                           Section 4:  MISCELLANEOUS
                           -------------------------
     (a) This Agreement shall be governed by and construed in accordance with the laws (without regard to conflict of laws principles) of the State of Illinois.

     (b) The provisions of this Agreement shall be binding upon and inure to the benefit of the Assignor and the Assignee and each
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of their respective successors and assigns; provided, however, that the parties hereto may assign their interest herein only in accordance with the provisions of the RPA.

     (c) This Agreement may not be amended, supplemented or modified except by an instrument in writing signed by the Assignor and Assignee. No failure or delay on the part of either party in exercising any right hereunder shall operate as a waiver of, or impair, any such right. No single or partial exercise of any such right shall preclude any other or further exercise thereof or the exercise of any other rights. No waiver of any such right shall be deemed a waiver of any other right hereunder.

     (d) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     (e) Each party hereto shall execute and deliver all such other instruments and documents as may be reasonably requested by the other party in order to fully carry out the intent and accomplish the purposes of the documents and the transactions referred to herein.

     IN WITNESS WHEREOF, the foregoing Agreement has been duly executed by the parties hereto on the date first above written.


                                       HOUSEHOLD BANK, f.s.b


                                       By: /s/ B.B. Moss, Jr.
                                           -------------------------------------
                                           Name:  B. B. Moss, Jr.
                                           Title: Treasurer


                                       HOUSEHOLD BANK (SB),
                                         NATIONAL ASSOCIATION


                                       By: /s/ J. W. Saunders
                                           -------------------------------------
                                           Name:  J. W. Saunders
                                           Title: President

The undersigned hereby acknowledges, consents and agrees to the Assignment Agreement described above as of this 1st day of December, 1993.



HOUSEHOLD AFFINITY FUNDING CORPORATION


By: /s/ S. H. Smith
    -------------------------------------
    Name:  S. H. Smith
    Title: Vice President and Assistant
           Treasurer